                             FOURTH AMENDED AND RESTATED
                               AMENDED PROMISSORY NOTE


$1,500,693.09                                                  December 22, 1995


    FOR VALUE RECEIVED, the undersigned, Reuter Manufacturing, Inc., f/k/a
Green Isle Environmental Services, Inc., and f/k/a Reuter, Inc., a Minnesota corporation, 410 Eleventh Avenue South, Hopkins, Minnesota 55343 ("Maker"), hereby unconditionally promises to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC. (the "Payee") at its offices located at 10 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of One Million Five Hundred Thousand Six Hundred Ninety-Three and 09/100 Dollars ($1,500,693.09) in lawful money of the United States and in immediately available funds, in (i) six
(6) consecutive monthly installments (or earlier, as hereinafter provided), each in the amount of Seventeen Thousand Two Hundred Fifty-Three and 33/100 ($17,253.33) commencing January 1, 1996 and on the first day of each month thereafter through June 1, 1996, followed by (ii) fifteen (15) consecutive monthly installments (or earlier, as hereinafter provided), each in the amount of Fifty Thousand Five Hundred Eighty-Six and 66/100 (450,586.66) commencing July 1, 1996 and on the first day of each month thereafter through September 1, 1997, followed by (iii) thirty-six (36) consecutive monthly installments (or earlier, as hereinafter provided), each in the amount of Seventeen Thousand Two Hundred Fifty-Three and 33/100 ($17,253.33) commencing October 1, 1997 and on the first day of each month thereafter through August 1, 2000, and a final fifty-eighth (58th) installment shall be made on ___________ in the amount of the then unpaid balance hereof.

    Maker hereby further promises to pay interest to Payee in like money at said office or place on the unpaid principal balance hereof computed at a rate of three and 75/100 percent (3.75%) per annum in excess of the Prime Rate (as hereinafter defined), and at a rate, upon and after an Event of Default (as hereinafter defined) and during the continuance thereof, or termination or non-renewal of the Financing Agreements (as hereinafter defined), of five and 75/100 percent (5.75%) per annum in excess of the Prime Rate. Such interest shall be payable commencing on the same day as the first payment of principal set forth above and on the first day of each month thereafter. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the state in which the office of Payee set forth above is located.

    As used herein, the term "Prime Rate" shall mean the interest rate publicly announced by Chemical Bank in New York, New York, from time to time, as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by Chemical Bank to its borrowers), and the term "Event of Default" shall mean an Event of Default under the Financing Agreements.

    This Note is issued as evidence of certain indebtedness arising pursuant to the terms and provisions of the Loan and Security Agreement, dated February 15, 1991, and all amendments thereto, executed and delivered by Maker and/or related parties in favor of Payee (the foregoing, together with all agreements, documents and instruments now or at any time hereafter executed and/or delivered in connection therewith or otherwise related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). This Note is entitled to the benefits of the Financing Agreements and is secured by, and entitled to the benefits of, any and all collateral security pledged or granted by Maker or related parties to Payee as set forth in the Financing Agreements or otherwise.

    At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account(s) of Maker, or any guarantors thereof, maintained by Payee.

    If any principal or interest is not made when due hereunder or if any Event of Default shall occur for any reason under the Financing Agreements, or if the Financing Agreements shall be terminable or be terminated or not renewed for any reason, then and in any such event, in addition to all rights and remedies of the Payee under the Financing Agreements, applicable law and otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Maker's obligations, liabilities and indebtedness owing Payee under the Financing Agreements, including, without limitation, any or all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon shall forthwith become due and payable, together with interest accruing thereafter at the highest rate provided for herein until this Note is paid, plus the costs and expenses of collection hereof, including attorneys' fees and legal expenses.

    Maker hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of the time of payment, release, surrender or substitution of collateral security of forbearance or other indulgence, without notice. Payee shall not be required to attempt to realize upon any collateral security for payment, but may proceed against Maker and any guarantors in such order or manner as Payee may choose.

    The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

    MAKER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER MAKER OR PAYEE AGAINST THE OTHER ARISING ON, OUT OF OR BY REASON OF THIS NOTE, ANY ALLEGED TORTIOUS CONDUCT BY MAKER OR PAYEE OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN MAKER AND PAYEE. IN NO EVENT WILL PAYEE BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

    Maker hereby waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Maker with respect to this Note or any matter arising herefrom or relating hereto, except compulsory counterclaims. MAKER HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE OFFICE OF PAYEE INDICATED ABOVE IS LOCATED WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS NOTE OR ANY MATTER ARISING HEREFROM OR RELATING HERETO. ANY SUCH ACTION OR PROCEEDING COMMENCED BY MAKER AGAINST PAYEE WILL BE LITIGATED ONLY IN A FEDERAL COURT LOCATED IN THE DISTRICT, OR A STATE COURT IN THE STATE AND COUNTY IN WHICH THE OFFICE OF LENDER SET FORTH ABOVE IS LOCATED.

    SERVICE OF PROCESS OR NOTICE IN CONNECTION WITH ANY PROCEEDING MAY BE SERVED (I) INSIDE OR OUTSIDE THE STATE IN WHICH THE OFFICE OF PAYEE INDICATED ABOVE IS LOCATED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE MAKER AT THE ADDRESS SET FORTH ABOVE OR OF WHICH MAKER HAS ADVISED PAYEE IN WRITING, AS INDICATED IN THE RECORDS OF PAYEE, AND SERVICE OR NOTICE SO SERVED SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED, OR (II) IN SUCH MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.

    The execution and delivery of this Note has been authorized by the Board of Directors of Maker. This Note and the other Financing Agreements, shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the laws of the state in which the office of Payee indicated above is located and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If the undersigned are more than one, this Note shall be binding jointly and severally upon the undersigned and their respective successors and assigns and the term "Maker" shall mean all the undersigned and any one or more of them and their successors and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.


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

    On February 15, 1991, the Maker, then known as Reuter, Inc., executed and delivered to Payee a Note in the sum of $2,800,000.00 ("1st Note"). On December 30, 1992, the Maker, now known as Reuter Manufacturing, Inc., executed an Amended Promissory Note in the sum of $1,260,000.00 ("2nd Note") and combined such new loan with the then present balance of the 1st Note. On October 12, 1995, the Maker executed an Amended Promissory Note in the sum of $1,007,200.00 ("3rd Note") and combined such new loan with the then present balance of the 2nd Note. This Fourth Amended and Restated Promissory Note combines a new loan and other out-of-formula advances with the present balance of the 3rd Note and further amends and restates the terms and conditions of the 1st Note, 2nd Note and 3rd Note, and all other out-of-formula advances made to Maker, which as of this date have not been repaid to Payee. This Fourth Amended and Restated Promissory Note shall be secured by the same collateral as set forth in the 1st Note, 2nd Note and 3rd Note, and Payee is granted a security interest in Maker's present and future accounts, general intangibles, inventory and equipment as more fully set forth in the Financing Agreements.

REUTER MANUFACTURING, INC.
f/k/a Green Isle Environmental Services, Inc.
and f/k/a Reuter, Inc.


By:William H. Johnson
   -------------------------------------------

Title:Vice President, Controller and Secretary
      ----------------------------------------


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